VA I

          Supplement dated January 4, 2006
          to the Prospectus dated May 2005

The section entitled THE UNION CENTRAL LIFE INSURANCE
COMPANY AND CARILLON ACCOUNT is amended as follows:

     1. The statement "We are a mutual insurance company" located in the shaded box, is deleted.

     2. The paragraph entitled THE UNION CENTRAL LIFE
        INSURANCE COMPANY is deleted and replaced with the following:

"The Union Central Life Insurance Company is an Ohio company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The contract is available in all states, subject to certain state variations.

On January 1, 2006, The Union Central Life Insurance Company, an Ohio mutual life insurance company, converted to an Ohio stock life insurance subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company."

Home Office:
1876 Waycross Road
Cincinnati, Ohio 45240
Telephone: 1-800-319-6902

                          PROSPECTUS

     "VA I" Flexible Premium Deferred Variable Annuity

CARILLON ACCOUNT of THE UNION CENTRAL LIFE INSURANCE COMPANY

This prospectus describes an annuity contract ("the Contract") offered by The Union Central Life Insurance Company ("we" or "us" or "Union Central"). The Contract is a flexible premium, combination fixed and variable annuity contract. The Contract is designed for use in connection with all types of retirement plans.
 We offer another variable annuity contract which also invests in the Subaccounts ("VA II SA"). The VA II SA Contract has higher current mortality and expense charges, does not offer a guaranteed account investment option, and imposes no surrender charges. To obtain more information about this policy, contact your agent or call us.

Your Contract's premiums may be allocated in whole or in part:

o to our general account, and accumulate on a guaranteed, fixed basis, or
o to the Carillon Account, one of our variable annuity separate accounts where accumulation values are not guaranteed and vary with the performance of one or more underlying mutual funds.

Carillon Account is divided into thirty-one "Subaccounts," each of which invests in shares of a single investment portfolio
("Portfolio") of an underlying mutual fund ("Fund"). We will provide you with a prospectus for each Portfolio with this Prospectus. The available Portfolios consist of:

o  two Portfolios of AIM Variable Insurance Funds
   ("AIM Fund"),
o  two Portfolios of The Alger American Fund ("Alger
   American Fund"),
o  two Portfolios of American Century Variable Portfolios,
   Inc. ("American Century Investments Fund"),
o  one Portfolio of Franklin Templeton Variable Insurance
   Products Trust ("Franklin Templeton Fund")
o  five Portfolios of MFS Variable Insurance Trust ("MFS
   Fund"),
o  one Portfolio of Neuberger Berman Advisers Management
   Trust ("Neuberger Berman Fund"),
o  two Portfolios of Oppenheimer Variable Account Funds
   ("Oppenheimer Fund"),
o  three Portfolios of Scudder Variable Series I ("Scudder
   Fund"),
o  two Portfolios of Seligman Portfolios, Inc. ("Seligman
   Fund"),
o  nine Portfolios of Summit Mutual Funds, Inc. Pinnacle
   Series ("Summit Fund"), and
o two portfolios of The Universal Institutional Funds, Inc. ("UIF Fund").

The value of Premiums that you allocate to Carillon Account will vary with the investment performance of the Portfolio(s) you select. Similarly, the amount of any variable annuity benefit payments will vary with the investment performance of the Portfolio(s) you select. This Prospectus generally describes only the variable portion of the Contract.

Additional information about Carillon Account and the variable portion of the Contracts has been filed with the Securities and Exchange Commission ("SEC") in the form of a Statement of Additional Information ("SAI"). The SAI is dated May 1, 2005, and is incorporated herein by reference. The SAI's Table of Contents immediately follows this prospectus' table of contents. You may obtain the SAI without charge by writing us at the address given above or by calling the listed telephone number. Information and reports are also available on the SEC's website at http://www.sec.gov.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS.  NEITHER
THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS
TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

Please Read This Prospectus Carefully and Retain It for Future
Reference.

     The date of this prospectus is May 1, 2005.

                      TABLE OF CONTENTS

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 3
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
 The Contract and the Investment Options. . . . . . . . . . . . 4
 Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
 Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . 5
 Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
 Annuity Benefit Payments . . . . . . . . . . . . . . . . . . . 6
 Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
SUMMARY OF SEPARATE ACCOUNT EXPENSES. . . . . . . . . . . . . . 6
THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT . 8
 The Union Central Life Insurance Company . . . . . . . . . . . 8
 Carillon Account . . . . . . . . . . . . . . . . . . . . . . . 8
 The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
 Additions, Deletions or Substitutions of Investments . . . . .10
THE CONTRACT. . . . . . . . . . . . . . . . . . . . . . . . . .11
 Purchasing a Contract. . . . . . . . . . . . . . . . . . . . .11
 Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . .11
 Crediting of Accumulation Units. . . . . . . . . . . . . . . .12
 Value of Accumulation Units. . . . . . . . . . . . . . . . . .12
 Self-Service Access to Information and Services. . . . . . . .13
 Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . .13
 Special Transfers - Dollar Cost Averaging. . . . . . . . . . .16
 Portfolio Rebalancing Plan . . . . . . . . . . . . . . . . . .17
 Interest Sweep Plan. . . . . . . . . . . . . . . . . . . . . .17
 Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . .17
 Personal Income Plan . . . . . . . . . . . . . . . . . . . . .18
CHARGES AND OTHER DEDUCTIONS. . . . . . . . . . . . . . . . . .18
 Administration Fees. . . . . . . . . . . . . . . . . . . . . .19
 Mortality and Expense Risk Charge. . . . . . . . . . . . . . .19
 Surrender Charge (Contingent Deferred Sales Charge). . . . . .20
  Terminal Illness/Confinement. . . . . . . . . . . . . . . . .20
  Other Waivers or Reductions of Surrender Charge . . . . . . .21
 Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . .21
 Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . .21
BENEFITS UNDER THE CONTRACT . . . . . . . . . . . . . . . . . .22
 Death Benefits . . . . . . . . . . . . . . . . . . . . . . . .22
 Annuity Benefit Payments . . . . . . . . . . . . . . . . . . .22
  Variable Annuity Benefit Payments . . . . . . . . . . . . . .23
  Fixed Annuity Benefit Payments. . . . . . . . . . . . . . . .24
THE GUARANTEED ACCOUNT. . . . . . . . . . . . . . . . . . . . .25
 General Description. . . . . . . . . . . . . . . . . . . . . .25
 Guaranteed Account Accumulations . . . . . . . . . . . . . . .26
 Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . .26
 Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . .26
GENERAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . .27
 Designation of Benefiticary. . . . . . . . . . . . . . . . . .27
 10-Day Right to Examine Contract . . . . . . . . . . . . . . .27
 Contract Owner's Inquiry . . . . . . . . . . . . . . . . . . .27
 Contract Owner's Reports . . . . . . . . . . . . . . . . . . .27
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . . . . .28
 Introduction . . . . . . . . . . . . . . . . . . . . . . . . .28
 Tax Status of Contracts. . . . . . . . . . . . . . . . . . . .28
 Qualified Plans. . . . . . . . . . . . . . . . . . . . . . . .29
TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS. . . . . . . . .30
DISTRIBUTION OF CONTRACTS . . . . . . . . . . . . . . . . . . .30
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . .31
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . .31
APPENDIX A (Accumulation Unit Values) . . . . . . . . . . . . .32
APPENDIX B-IRA DISCLOSURE STATEMENT . . . . . . . . . . . . . .35
 Part I. Traditional IRA and SEP_IRA. . . . . . . . . . . . . .36
 Part II. SIMPLE IRA. . . . . . . . . . . . . . . . . . . . . .41
 Part III. Roth IRA . . . . . . . . . . . . . . . . . . . . . .42
APPENDIX C - DISCLAIMERS. . . . . . . . . . . . . . . . . . . .44
APPENDIX D . . . . . . . . . .. . . . . . . . . . . . . . . . .46


   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

DISTRIBUTION OF CONTRACTS . . . . . . . . . . . . . .B-2
DETERMINATION OF ANNUITY PAYMENTS . . . . . . . . . .B-2
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . .B-3
MISCELLANEOUS CONTRACT PROVISIONS . . . . . . . . . .B-4
CUSTODY OF CA'S ASSETS. . . . . . . . . . . . . . . .B-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM . . . .B-5
FINANCIAL STATEMENTS OF CA AND OF
     UNION CENTRAL. . . . . . . . . . . . (following B-5)



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                      DEFINITIONS

accumulation unit-A unit of measure used to calculate the value of your Variable Account during the Pay-in Period.

accumulation value-The sum of the values of your Contract's
Guaranteed Account and Variable Account.

Annuitant-A person whose life determines the duration of annuity benefit payments involving life contingencies.

annuity unit-A unit of measure used to calculate variable annuity benefit payments (during the Pay-out Period).

Beneficiary-The person you designate to receive the Contract's death benefit.

Carillon Account-One of our variable annuity separate accounts.
Carillon Account currently is divided into thirty-one Subaccounts, each of which invests exclusively in one Portfolio of a Fund.

Cash Surrender Value - Your Contract's accumulation value at the end of the valuation period during which we receive a request for total or partial surrender, minus any applicable surrender charges, any applicable annual administration fee and premium taxes not previously deducted.

Contract-The Contract we issue to you.

Contract Date-The date we issue your Contract.

Contract Owner ("You")- the person designated as the owner in the
Contract or as subsequently changed.   If a Contract has been
absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.

Contract Year-A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

Due Proof of Death-One of the following:

o  A certified copy of a death certificate;
o A certified copy of a decree of a court of competent jurisdiction as to the finding of death;
o A written statement by a medical doctor who attended the deceased; or
o  Any other proof satisfactory to us.

fixed annuity benefit payments-Annuity benefit payments that are fixed in amount throughout the Pay-out Period.

The Funds-Mutual funds, one or more investment portfolios of which are purchased by Carillon Account. Currently the eleven Funds are: AIM Fund, Alger American Fund, American Century Investments Fund, Franklin Templeton Fund, MFS Fund, Neuberger Berman Fund, Oppenheimer Fund, Scudder Fund, Seligman Fund, Summit Fund, and UIF Fund.

Guaranteed Account-The portion (if any) of your Contract's accumulation value that is held in our general account and accumulates at a guaranteed rate which is stated in your Contract.

Investment Options-The Guaranteed Account and the Subaccounts of
Carillon Account which are listed on a chart beginning below.

Maturity Date-The date on which the Pay-out Period commences
(i.e., when you stop making premium payments to us and we start making annuity benefit payments to you).

Nonqualified Contracts-Contracts that do not qualify for special federal income tax treatment.

Pay-in Period-The period during which you may make payments to us and accumulate Contract values on a fixed or variable basis (referred to in the Contract as the "Accumulation Period"). The Pay-in Period commences on the Contract Date and lasts until the Maturity Date.

Pay-out Period-The period after the Maturity Date during which we make annuity benefit payments to you (referred to in the Contract as the "Annuity Period").

Portfolio-A separate investment portfolio of one of the Funds.

Qualified Contracts-Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount-A part of Carillon Account. Each Subaccount invests exclusively in shares of a different Portfolio.

Variable Account-The portion of your Contract's accumulation value that is invested in one or more Subaccounts of Carillon Account.
Your Variable Account is divided into one or more subdivisions, one for each Subaccount to which you have allocated your accumulation value.

variable annuity benefit payments-Annuity benefit payments that vary in amount in relation to the investment performance of the Subaccount(s) you select during the Pay-Out Period.

SUMMARY
The Contract and the Investment Options
The Contract is designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with a broad range of retirement plans, including:

o plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended ("H.R. 10 plans");
o qualified employee pension and profit-sharing trusts or plans described in Section 401(a) and tax-exempt under
   Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code");
o qualified annuity plans described in Section 403(a) of the Code;
o annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code;
o Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Sections 408 (traditional and Simple IRAs) and 408A (Roth IRA) of the Code;
o  government deferred compensation plans pursuant to
   Section 457 of the Code;
o  other qualified plans; and
o  nonqualified plans.

Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries. While the Contract provides many benefits when used with a qualified plan, you should know that the Contract provides no additional benefit with regard to tax deferral.

You may allocate your Contract's accumulation value among the Contract's Investment Options, which consist of the Guaranteed
Account and the Subaccounts of Carillon Account which are listed on a chart beginning below.

Your Contract's accumulation value will vary according to the investment experience of the Portfolio(s) you select. Similarly, the dollar amount of variable annuity benefit payments will vary according to the investment experience of the Portfolio(s) selected. You bear the entire investment risk for all amounts you allocate to any of the variable Investment Options. Allocations to the Guaranteed Account accumulate at a guaranteed rate which varies according to state law and is stated in your Contract.

Premiums
Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts. You may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which we may waive) of $10,000 per Contract Year. However, if you pay no premiums for two consecutive Contract Years (three in New York), then under certain circumstances we may pay you your Contract's accumulation value (minus the administration fee and surrender charge, if applicable) and cancel your Contract.

Surrenders
You may totally or partially surrender your Contract and be paid all or part of its accumulation value at any time during the Pay-in Period (unless your Contract was issued in connection with a plan adopted pursuant to Section 403(b) of the Code -- (see page
2). Certain surrenders may be subject to a surrender charge and a 10% tax penalty may be imposed. In addition, you may return your Contract for a refund within 10 days after receiving it, or longer where required by state law (see page 2).
Transfers
During the Pay-in Period, you may transfer your accumulation value among the subdivisions of your Variable Account or between those subdivisions and your Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Up to six transfers may be made each Contract Year without charge. However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. You may only transfer up to the greater of 20% of the value of your Guaranteed Account (as of the first day of the Contract Year), or $1,000 to one or more subdivisions of your Variable Account each Contract Year.

During the Pay-out Period, you may, once each year, change the Investment Options upon which the amount of your variable annuity benefit payments are calculated by requesting that we transfer annuity reserves among the Portfolios.

Annuity Benefit Payments
You can choose among a variety of types of fixed and variable annuity benefit payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and the Contract Owner is still living, the Contract Owner will be treated as the Annuitant. If the Contract Owner dies before the Maturity Date, then we will pay the Beneficiary a death benefit equal to the greater of:

o  the Contract's accumulation value, or
o the sum of all premiums paid less any amounts deducted in connection with partial surrenders.

Charges
No sales charge is deducted from your premiums. However, we will deduct a surrender charge upon certain early surrenders or withdrawals. This surrender charge depends on how long your Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary, when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's accumulation value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, where permitted by state law, the surrender charge will be waived in the event of your confinement to a qualified institution or your having a terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid.

We deduct an administration fee of $30 per year from your Contract's accumulation value during the Pay-in Period. We will waive the annual administration fee for all South Carolina Contracts, and for all other states, we will waive the annual administration fee for any year in which the accumulation value of your Contract is $25,000 or more on the last day of that Contract Year. We also reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We also deduct a daily administrative charge at the rate of 0.25% of net assets per year during both the Pay-in and Pay-out Periods.

As compensation for our assumption of mortality and expense risks, we deduct a charge from Carillon Account that is currently 1.00% of net assets per year, and will never exceed 2.00% per year. In accordance with state laws, premium taxes will be deducted from some Contracts.

The Funds in which Carillon Account invests pay an investment advisory fee and other expenses which are described in the Fund prospectuses.

SUMMARY OF SEPARATE ACCOUNT EXPENSES

The following charts and tables describe the fees and expenses that you will pay when buying, owning, and surrendering your Contract.

1. CONTRACT OWNER TRANSACTION EXPENSES (the fees and expenses that you will pay at the time that you buy your Contract, surrender your Contract, or transfer among investment options.
State premium taxes may also be deducted.)

o  SALES LOAD IMPOSED ON PURCHASES (as a percentage of
   purchase payments). . . . . . . . . . . . . . . . .None

o SURRENDER CHARGE (Contingent Deferred Sales Charge) (as a percentage of amount surrendered)

Contract Year
of surrender          1   2   3   4   5   6   7   8  Thereafter

Applicable Charge(1)  7%  7%  6%  5%  4%  3%  2%  1%    0%


    o  MAXIMUM TRANSFER FEE . . . . . . . . . . . . .$100(2)

2. PERIODIC EXPENSES (the fees and expenses that you will pay periodically while you own your Contract, not including portfolio fees and expenses)

    o  ANNUAL ADMINISTRATION FEE. . . . . . . . . . . $30(3)

    o SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)


CHARGE                                   MAXIMUM   CURRENT
Mortality and Expense Risk Charge         2.00%     1.00%
Administration Fee                        0.25%     0.25%
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES    2.25%     1.25%

-----------
(1) Partial surrenders totaling up to 10% of a Contract's accumulation value may be made each Contract Year with-out the surrender charge being assessed.
(2) During the Pay-in Period, up to six transfers may be made each Contract Year without charge. The current charge for transfers in excess of 6 is $10. The maximum charge is $100.
(3) This charge applies only during the Pay-In Period. This charge is waived for all South Carolina Contracts; for all other states, this charge is waived for any year in which the Contract's accumulation value is $25,000 or more on the last day of the Contract Year.



3. UNDERLYING FUND EXPENSES (the minimum and maximum total operating expenses charged by the Funds, including management fees, 12b-1 fees, and other expenses, that you may pay periodically during the time that you own your Contract. More detail concerning each Fund's fees and expenses is contained in each Fund's prospectus.)

    o  TOTAL ANNUAL FUND OPERATING EXPENSES

              Minimum          Maximum
               0.50%           1.33%

4. The Examples that follow are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include maximum contract owner transaction expenses, contract fees, and separate account annual expenses. Each Example assumes that you invest $10,000 in your Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Funds.
 Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  a) If you surrender your at the end of the applicable time period:

     MAXIMUM:

      1 year      3 years     5 years     10 years
     $1,084.00   $1,763.00   $2,350.00   $3,971.00

  b) If you annuitize your Contract at the end of the applicable time period:

     MAXIMUM:

      1 year      3 years     5 years     10 years
      $375.00    $1,140.00   $1,924.00   $3,971.00

c) If you do not surrender your Contract:

     MAXIMUM:

      1 year      3 years     5 years     10 years
      $375.00    $1,140.00   $1,924.00   $3,971.00

In the examples above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the current Total Separate Account Annual Expenses and the Fund Annual Expenses shown in the Fund's prospectus and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The fee has been converted to a percent by dividing the total amount of the fee collected during 2004 by the total average net assets attributable to the Contracts. Net assets attributable to the Contracts include amounts allocated to both Carillon Account and the Guaranteed Account except for such amounts as are held as reserves for annuity benefit payments.



THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT

            _____________________________________
           |                                     |
           |  We are a mutual insurance company. |
           |_____________________________________|

The Union Central Life Insurance Company
We are a mutual insurance company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The Contract is available in all states, subject to certain state variations.

On or about January 28, 2005, the boards of directors of Union Central and The Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies.

     ___________________________________________________
    |                                                   |
    | Carillon Account is one of our separate accounts. |
    |___________________________________________________|

Carillon Account
Carillon Account is one of our separate accounts. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean that the SEC supervises the management or investment practices or policies of Carillon Account. Our Board of Directors established Carillon Account on February 6, 1984.

Although the assets of Carillon Account belong to us, those assets are held separately from our other assets, and are not chargeable with our liabilities incurred in any other business operations (except to the extent that assets in Carillon Account exceed our liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of Carillon Account are credited to or charged against the assets of Carillon Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of Carillon Account is entirely independent of both the investment performance of our general assets and the performance of any other of our separate accounts.

       __________________________________________________
      |                                                  |
      | Each Subaccount of Carillon Account invests in a |
      | different Fund Portfolio.  Thirty-one Portfolios |
      |            currently are available.              |
      |__________________________________________________|

Carillon Account has been divided into Subaccounts, each of which invests in a different Portfolio of the Funds. We may add additional Subaccounts at our discretion.

The Funds
The Funds are mutual funds registered with the SEC. Such registration does not mean that the SEC supervises the management or investment practices or policies of the Funds. Each Fund has one or more additional Portfolios that are not available through the Contract. The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Portfolios that are available through the Contract and their investment advisers are:

PORTFOLIOS                       FUND TYPE               INVESTMENT ADVISER
AIM V.I. Capital                 large cap growth        A I M Advisors, Inc.
Appreciation Fund, Series I

AIM V.I. Growth Fund, Series I   large cap growth        A I M Advisors, Inc.

Alger American Leveraged         multi-cap growth        Fred Alger Management, Inc.
AllCap Portfolio, Class O

Alger American MidCap            midcap growth           Fred Alger Management, Inc.
Growth Portfolio, Class O

American Century Investments     large cap value         American Century Investment
VP Income & Growth Fund                                  Management, Inc.

American Century Investments     multi-cap value         American Century
VP Value Fund                                               Investment Management, Inc.

FTVIPT Templeton Foreign         international           Templeton Investment
Securities Fund, Class 2         (large cap value)       Counsel, LLC

MFS VIT Emerging Growth Series   multi-cap growth        Massachusetts Financial
                                                         Services Company

MFS VIT High Income Series       high yield              Massachusetts Financial
                                 (junk) bonds            Services Company

MFS VIT Investors Trust Series   large cap core          Massachusetts Financial
                                                         Services Company

MFS VIT New Discovery Series     small cap growth        Massachusetts Financial
                                                         Services Company

MFS VIT Total Return Series      balanced                Massachusetts Financial
                                 (equities and bonds)    Services Company

Neuberger Berman                 large cap value         Neuberger Berman
AMT Guardian Portfolio                                   Management, Inc.

Oppenheimer Global               global                  OppenheimerFunds, Inc.
Securities Fund/VA               (large cap growth)
(Non-service Shares)

Oppenheimer Main                 large cap core          OppenheimerFunds, Inc.
Street Fund/VA
(Non-service Shares)

Scudder VS I Capital Growth      large cap growth        Deutsche Investment
Portfolio (Class A)                                      Management Americas Inc.

Scudder VS I International       international           Deutsche Investment
Portfolio (Class A)              (large cap core)        Management Americas Inc.

Scudder VS I                     money market            Deutsche Investment
Money Market Portfolio                                   Management Americas Inc.

Seligman Communications and      sector concentration:   J. & W. Seligman & Co.
Information Portfolio            communications,         Incorporated
(Class 2)                        information and
                                 related industries

Seligman Smaller-Cap Value       small cap value         J. & W. Seligman & Co.
Portfolio (Class 2)                                      Incorporated

Summit Pinnacle Balanced         balanced                Summit Investment
Index Portfolio                  (equities and bonds)    Partners, Inc.

Summit Pinnacle Bond Portfolio    bond                   Summit Investment
                                                         Partners, Inc.

Summit Pinnacle EAFE             index: MSCI EAFE        Summit Investment
International Index Portfolio    (international)         Partners, Inc.

Summit Pinnacle Lehman           index: Lehman           Summit Investment
Aggregate Bond                   Aggregate Bond (bond)   Partners, Inc.
Index Portfolio

Summit Pinnacle Nasdaq-100       index: Nasdaq-100       Summit Investment
Index Portfolio                  (large cap growth)      Partners, Inc.

Summit Pinnacle Russell 2000     index: Russell 2000     Summit Investment Partners, Inc.
Small Cap Index Portfolio        (small cap core)

Summit Pinnacle S&P              index: S&P MidCap       Summit Investment Partners, Inc.
MidCap 400 Index Portfolio       400 Index
                                 (mid cap core)

Summit Pinnacle S&P 500           index: S&P 500         Summit Investment Partners, Inc.
Index Portfolio                   (large cap core)

Summit Pinnacle                  large cap value         Summit Investment Partners, Inc.
Zenith Portfolio

The Universal Institutional      bond                    Morgan Stanley
Funds, Inc. Core Plus                                    Investment Management Inc.
Fixed Income Portfolio,                                  (doing business in this
Class I                                                  instance as Van Kampen)

The Universal Institutional      Sector                  Morgan Stanley
Funds, Inc. U.S. Real            concentration: REIT     Investment Management Inc.
Estate Portfolio,                                        (doing business in this
Class I                                                  instance as Van Kampen)

           _________________________________________
          |                                         |
          |Portfolio performance is NOT guaranteed. |
          |_________________________________________|

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS
STATED OBJECTIVE.   Additional information about the
investment objectives and policies of the Portfolios can be found in the current Fund prospectuses delivered to you with this prospectus. You should read the Fund prospectuses carefully before making any decision about the allocation of your premiums to a particular Subaccount of Carillon Account.

        _____________________________________________
       |                                             |
       | We may add, delete or modify the Portfolios |
       |        available under the Contract.        |
       |_____________________________________________|

Additions, Deletions or Substitutions of Investments
We retain the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares purchased by any Subaccount of Carillon Account. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in our judgment investment in any Portfolio would become inappropriate. To the extent required by applicable law, substitutions of shares attributable to your interest in a Subaccount will not be made until you have been notified of the change, and until the SEC has approved the change. In the case of such a substitution, affected Contract Owners will have the right, within 30 days after notification, to transfer their accumulation value to other Subaccounts without incurring a transfer fee. Any transfer made by affected Contract Owners during the notice period will not be counted against their free transfers for that year. Nothing contained in this Prospectus shall prevent Carillon Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We may also establish additional Subaccounts of Carillon Account. Each additional Subaccount would purchase shares in a new Portfolio or in another Fund. New Subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners, if at all, only on a basis we determine. We may also eliminate one or more Subaccounts if we believe that marketing, tax or investment conditions so warrant.

If we deem it to be in the best interests of persons having voting rights under the Contracts, Carillon Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.

The Contract
        ______________________________________________
       |                                              |
       | Minimum premium payments, after the initial  |
       | premium, are $25 for Qualified Contracts and |
       |       $50 for Nonqualified Contracts.        |
       |______________________________________________|

Purchasing a Contract
You can purchase a Contract by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to us by one of our registered representatives. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject any application. We will credit initial premiums accompanied by completed applications to the Contract not later than two business days following receipt. In certain employer retirement plan situations, we will issue your Contract and apply the premiums when they are sent by your employer. If we cannot credit an initial premium to the Contract within five business days of our receipt of it, then we will return the premium immediately unless the applicant consents to our holding the premium for a longer period.

                _____________________________
               |                             |
               | Subsequent premiums may be  |
               |    made at any time.        |
               |_____________________________|
Premiums
After the first premium has been paid and accepted, you have flexibility (within the limits of your retirement plan, if any) in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. We may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.

      ___________________________________________
     |                                           |
     |  If you stop making premium payments and  |
     |  have a small accumulation value, we may  |
     |           terminate your Contract.        |
     |___________________________________________|


If you pay no premiums for two consecutive Contract Years
(three if you live in New York), we may cancel your Contract and return its accumulation value (minus the administration fee and surrender charge, if applicable) but only if:

  o the accumulation value is less than $2,000 at the end of the two-year period (three in New York);

  o the total premium paid, less any partial surrenders, is less than $2,000; and

  o we have given you at least 30 days notice to pay an additional premium to prevent cancellation.

Your premiums will be allocated among the Investment Options in accordance with the instructions specified in your application for the Contract or as you may subsequently change them. You may allocate any portion of your premiums (subject to a $10 minimum) to any of the Investment Options.
 You may change your payment allocation instructions at any time, without charge, by providing us new instructions in a form acceptable to us.

          __________________________________
         |                                  |
         |  Accumulation units are used to  |
         |    measure the value of your     |
         |  Variable Account subdivisions.  |
         |__________________________________|

Crediting of Accumulation Units
We credit premiums that you allocate to your Variable Account to your Contract in the form of Accumulation Units. The number of Accumulation Units credited to your Contract is determined by dividing the amount you allocate to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of Carillon Account for the Valuation Period during which your premium is received. (In the case of the initial premium, units are credited on the valuation date when we accept the application, or on the valuation date when we receive the initial premium, whichever is later.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

During the Pay-in Period, your Contract's accumulation value equals the sum of the Variable Account and the Guaranteed Account credited to your Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value of a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see page 2.

Value of Accumulation Units
The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount are valued separately.

     ____________________________________________________
    |                                                    |
    |   The values of accumulation units vary with the   |
    |      performance of corresponding Portfolios.      |
    |   The values of accumulation units are computed    |
    | at the close of business on each "valuation date." |
    |____________________________________________________|

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except:

o when the New York Stock Exchange is closed (currently, New Year's Day, Martin Luther King, Jr. Day,
   Washington's Birthday (observed), Good Friday,
   Memorial Day, Independence Day, Labor Day,
   Thanksgiving Day, and Christmas Day (observed));
   and

o any day on which changes in the value of the portfolio securities of a Portfolio will not materially affect the current net asset value of the shares of that Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any
Valuation Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A) is:
o the net asset value per Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
o the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
o a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which we determine to have resulted from the maintenance of the Subaccount
   (we do not believe that currently any taxes are incurred by Carillon Account); and

(B) is:
o the net asset value per Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
o the per share charge or credit for any taxes provided for during the immediately preceding valuation period; and

(C) is:
o a factor representing the daily charges we deduct from Carillon Account for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to 0.000034034 for a one-day valuation period.

Self-Service Access to Information and Services
You will be able to review information and request service concerning your Contract by visiting our website, www.unioncentral.com.

You will need your contract number and taxpayer identification number to establish initial access to our client service center on our website, Service Central. As part of the initial log in to Service Central, you will create your own unique user identification and password. Once you have logged on to Service Central, you will be able to perform the functions described below:

  o choose electronic delivery of certain future mailings
    (this feature available only online)
  o check Contract values
  o verify address and beneficiary information (this feature available only online)
  o transfer balances among Subaccounts
  o change your allocation of future premiums
  o request a statement
  o request service forms
  o change your password

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR DISCONTINUE
SERVICE CENTRAL ONLINE AT ANY TIME AND WITHOUT PRIOR NOTICE.

     _______________________________________________
    |                                               |
    | During the Pay-in Period, you may make 6 free |
    | transfers per Contract Year from or among the |
    | Variable Account subdivisions.  Additional    |
    | transfers cost $10 each.  Transfers from the  |
    |Guaranteed Account are subject to restrictions.|
    |_______________________________________________|

Transfers
During the Pay-in Period, you may transfer amounts among subdivisions of your Contract's Variable Account subject to the terms and restrictions imposed by your Contract and the Funds. You may also transfer amounts up to the greater of:

o  20% of the value of the Guaranteed Account (as of the
   first day of the Contract Year), or
o  $1,000

from the Guaranteed Account to subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account into the Guaranteed Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

During the Pay-in Period, you may make up to six free transfers each Contract Year. However, we will impose a transfer fee (currently $10 and guaranteed not to exceed
$100) for each transfer in excess of six. If after a transfer the amount remaining in any Investment Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Your transfer requests must be made by written or telephone or electronic instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which we receive the transfer request at our Home Office (address and phone number on the first page of this prospectus). If you are participating in the Portfolio Rebalancing Plan and you make transfers without altering your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan.

During the Pay-out Period, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity benefit payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity benefit payments will result in subsequent annuity benefit payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

Certain third parties may offer you asset allocation services for your Contract. Fees you pay for such asset allocation services are in addition to any Contract charges. WE DO NOT
ENDORSE, APPROVE OR RECOMMEND THESE SERVICES.

Excessive Trading: Your Contract is a long-term investment and is not designed for frequent transfers of your accumulation value among your Subaccounts. Frequent or excessive transfers put the Portfolios, Contract Owners, and Beneficiaries at risk. These risks include:
  o the dilution of interests of long-term investors in a Subaccount if purchases or transfers into or out of a Portfolio are made at prices that do not reflect an accurate value for the Portfolio's investments;
  o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Portfolio to maintain a higher level of cash than would otherwise be the case, or causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay partial withdrawals or transfers out of the Portfolio; and
  o increased brokerage and administrative expenses.

The risks and costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the Portfolios, we cannot guarantee that all harmful trading will be detected or that a Portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by those companies or retirement plans.

Deterrence. If we determine that you have engaged in excessive trading, we will take one or more of the following actions:
  o Revoke your privileges to make transfers by telephone and internet;
  o Limit your transfers to those requests made by regular
    U.S. mail;
  o Impose a fee of up to $15 per transfer.

You will be notified by letter if we determine you have exceeded the number or frequency of transfers allowed, or if we limit your access to transfers to requests made by regular U.S. mail. We reserve the right to reject any transfer from any Contract Owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Portfolio.

Systematic transfers, including our Dollar Cost Averaging, Portfolio Rebalancing or Interest Sweep program will not be counted toward your limit on the number and frequency of transfers. We will implement transfers requested in writing and sent by U.S. mail first, in the order postmarked, then telephone or internet requests second, in the order received.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection.
 Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Contract Owners or intermediaries acting on their behalf. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We apply the Procedures consistently to all Contract Owners without waiver or exception.

Portfolio Frequent Trading Policies. The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the polices and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the contractual ability or the operational capacity to monitor your transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Contract Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Contract Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Portfolio's ability to apply its respective frequent trading policies and procedures.
We cannot guarantee that the Portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other
Contract Owners of Portfolio shares, as well as the Contract Owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected
Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Administrative Practices Regarding Transfers: All transfers among subdivisions of your Contract will be processed to receive the next available price. If your request arrives at Union Central after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, your instructions will be processed to receive the price as of the following valuation date. You may only make one transfer per day. We will send you a written confirmation of all electronic transfers within five business days. However, if we cannot complete a transfer as requested, our customer service representative will contact you in writing. CAUTION:
 We will act on instructions from anyone who provides the necessary information; we will not be able to verify that the person providing electronic transfer instructions via the IRIS automated telephone system or IRIS-online is you or is authorized by you.

        _____________________________________________
       |                                             |
       | You may make transfers, including Portfolio |
       |   Rebalancing, Dollar Cost Averaging, and   |
       |        Interest Sweep, by telephone.        |
       |_____________________________________________|

Telephone Transfers: You are eligible to make transfers, including Portfolio Rebalancing, Dollar Cost Averaging, and Interest Sweep, pursuant to telephone instructions unless you tell us in writing that you do not want to make transfers by telephone.

Telephone transfer instructions may be made by calling 1-800-319-6902 between 8:00 a.m. and 6:00 p.m. (Eastern Time) on days when we are open for business. Each telephone exchange request must include a precise identification of your Contract and other designated identifiers. We may accept telephone exchange requests from any person who properly identifies the correct Contract number and other designated identifiers. Thus, you risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither we nor the Funds nor Carillon Investments, Inc. (the principal underwriter of the Contracts) will be liable for complying with telephone instructions we reasonably believe to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and you will bear the risk of any such loss.
We will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or recording of telephone transfer request instructions received from Contract Owners. We may record all or part of any telephone conversation relating to transfer instructions without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. You may change allocations of future premium payments by providing us new instructions in a form acceptable to us.

Note: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and we will process them pursuant to the terms and restrictions already described in this section.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR DISCONTINUE THE
TELEPHONE TRANSFER PRIVILEGE AT ANY TIME AND WITHOUT PRIOR
NOTICE.

     _________________________________________________
    |                                                 |
    | You may pre-arrange certain types of transfers, |
    |        including ones in connection with        |
    |  Dollar Cost Averaging, Portfolio Rebalancing   |
    |           and Interest Sweep programs.          |
    |_________________________________________________|

Special Transfers - Dollar Cost Averaging
We administer a dollar cost averaging ("DCA") program that enables you to pre-authorize a periodic exercise of your right to transfer amounts among subdivisions of the Variable Account. By entering into a DCA agreement, you instruct us to transfer monthly (as of the first business day of the month) a predetermined dollar amount from the Scudder VS I Money Market subdivision to other subdivisions of your Variable Account until the amount in your Scudder VS I Money
Market subdivision is exhausted.   The minimum amount of a
DCA transfer is $100. You may terminate your DCA agreement at any time by notifying us in writing at least five business days prior to the next scheduled transfer date. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect your Contract right during the Pay-in Period to make up to six transfers each Contract Year without charge.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

If you are interested in the DCA program, you may elect to participate in it by separate application, either by submitting paper or by telephone request as described above.

Portfolio Rebalancing Plan
You may elect to establish a Portfolio Rebalancing Plan. Under such a plan, you may tell us (in your application or by separate application, either by submitting paper or by telephone request as described above) the percentage levels you would like to maintain among the subdivisions of your Variable Account. These allocations may be based on asset allocation models which your agent may present to you. On a quarterly, semi-annual or annual basis (as you select), we will automatically rebalance the subdivisions of your Variable Account to maintain the indicated percentages by transfers among the subdivisions. The entire value of the subdivisions of your Variable Account must be included in your Portfolio Rebalancing Plan. If you make transfers without changing your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan (see below), or other transfers or withdrawals may not be appropriate in concert with the Portfolio Rebalancing Plan. Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. You may terminate your Portfolio Rebalancing Plan at any time by notifying us in writing at least five business days prior to the date of the next rebalancing. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day.

The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account. We reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Interest Sweep Plan
If you have an allocation in the Guaranteed Account, you may elect (in your application or by separate application, either by submitting paper or by telephone request as described above) to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified subdivisions of the Variable Account. The sweep may be done on a quarterly, semi-annual or annual basis. You may terminate your Interest Sweep Plan at any time by notifying us in writing at least five business days prior to the date of the next periodic sweep. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day. Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. We reserve the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

       ____________________________________________________
      |                                                    |
      | Full or partial surrenders give you access to your | | Contract's accumulation values. Surrender charges | | and penalty taxes may apply to some surrenders. |
      |____________________________________________________|

Surrenders
Please note: If required under federal law, we may have to block your Contract and refuse to honor any request for transfers, surrenders, or death benefits until instructions are secured from the appropriate regulator.

You may make cash withdrawals (surrenders) of all or part of your Contract's accumulation value at any time during the Pay-in Period (subject to any restrictions imposed in connection with your retirement plan). Surrender requests must be made in writing according to our procedures. Surrenders cannot be made by telephone. Surrenders include, but are not limited to, transactions commonly referred to as withdrawals, external transfers, rollovers and exchanges under Section 1035 of the Code. The amount available is your Contract's accumulation value at the end of the valuation period during which we receive the proper written request, minus any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request. For surrenders from the Guaranteed Account, see page 2. For restrictions applicable to certain surrenders under Contracts issued in connection with plans adopted pursuant to Section 403(b) of the Code, see "Qualified Plans," page 2.

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If the amount remaining in the Investment Option would be less than $25 after the surrender (and deduction of the surrender charge, if any), then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Contract's accumulation value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire accumulation value, less any charges, will be paid out.

Under certain circumstances, surrenders will be subject to surrender charges described below (at page 2). Under certain circumstances, surrenders may also be subject to a 10% tax penalty.

The full administration fee, if applicable, will also be deducted from your Contract at the time of total surrender regardless of the date of surrender. For total surrenders, any surrender charge and administration fee will be deducted from the amount paid.

We will implement partial surrenders by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. You may designate the Investment Option from which your surrender should be made. If you make no designation, your requested amount will be withdrawn from each of your Investment Options (in the proportion the Investment Option bears to your accumulation value). The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since you assume the investment risk with respect to amounts allocated to your Variable Account (and because there are certain charges), the total amount paid upon total surrender of your Contract (including any prior surrenders) may be more or less than the total premiums that you paid.

           _________________________________
          |                                 |
          | Personal Income Plans allow you |
          |    to pre-arrange surrenders.   |
          |_________________________________|

Personal Income Plan
We administer a Personal Income Plan ("PIP") that enables you to pre-authorize periodic surrenders by entering into a PIP agreement with us that instructs us to withdraw a level dollar amount or percentage of your Contract's accumulation value on a monthly, quarterly, semi-annual or annual basis, or authorize us to calculate and distribute a required minimum distribution every year. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of your accumulation value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable. PIP surrenders may also be subject to the 10% federal tax on early withdrawals.


CHARGES AND OTHER DEDUCTIONS

     _____________________________________________________
    |                                                     |
    | You pay a $30 administration fee each Contract Year |
    |    during the Pay-in Period if your accumulation    |
    |             value is less than $25,000.             |
    |_____________________________________________________|

Administration Fees
During the Pay-in Period, we will deduct an administration fee of $30 from your Contract's accumulation value on the last day of each Contract Year for our expenses related to administration of your Contract and Variable Account. The annual administration fee will be waived for all South Carolina Contracts, and for all other states, it will be waived for any year in which the accumulation value of your Contract is $25,000 or more on the last day of that Contract Year. We reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We guarantee that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted during the Pay-out Period.

The fee will be deducted pro rata from all Investment Options in the same proportion that your interest in each bears to your Contract's total accumulation value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the accumulation value of your Contract is $25,000 or more on the date of surrender.

__________________________________________________________
|                                                          |
| We deduct asset-based charges each day at an annual rate | | of 0.25% for administering the Contracts and Carillon | | Account and 1.00% for assuming certain mortality and | | expense risks. We may increase the mortality and |
|        expense risk charge to as much as 2.00%.          |
|__________________________________________________________|

We also deduct a daily administrative expense charge at an annual rate of 0.25% of the assets of your Variable Account to help defray our expenses of administering Carillon Account and the Contract. This deduction also is guaranteed not to increase over the life of the Contract.

Mortality and Expense Risk Charge
A "mortality and expense risk" charge will be deducted daily at a rate equal, on an annual basis, to 1.00% of your Contract's Variable Account. THIS CHARGE MAY INCREASE BUT WE
GUARANTEE THAT IT WILL NEVER BE MORE THAN 2.00%.

The mortality risk arises from our guarantees to make annuity benefit payments in accordance with the annuity tables in the Contract, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves Annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from our guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should you die during the Pay-in Period.

Our expense risk arises from the possibility that the amounts realized from the administration fees and surrender charge (which are guaranteed not to increase) will be insufficient to cover our actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from our general corporate funds, including amounts derived from the mortality and expense risk charge.

If amounts derived from the mortality and expense risk charge are insufficient to cover mortality costs and excess expenses, we will bear the loss. If the charge is more than sufficient, we will retain the balance as profit. We currently expect a profit from this charge.

 __________________________________________________________
|                                                          |
| Surrender charges may be deducted upon surrender of your | | Contracts. 10% of your accumulation value may be | | withdrawn each Contract Year without a surrender charge. | | Aggregate surrender charges will never exceed 9% of |
|                 aggregate premiums paid.                 |
|__________________________________________________________|

Surrender Charge (Contingent Deferred Sales Charge)
If you surrender your Contract in the first eight Contract
Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

Contract Year                                       There-
of surrender         1   2   3   4   5   6   7   8  after

Applicable
Surrender Charge     7%  7%  6%  5%  4%  3%  2%  1%   0%

Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's accumulation value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums. Also, PIP surrenders in a Contract Year totaling not more than 10% of the accumulation value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.

Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option(s) from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charge on a total surrender of a Contract will be deducted from the amount paid.

The amounts we obtain from the surrender charge will be used to offset the distribution fee we pay to Carillon Investments, Inc. The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. We will pay any shortfall out of our general surplus, which may include profits derived from the mortality and expense risk charge.

Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 2.

         ________________________________________
        |                                        |
        |   If state law allows, we will waive   |
        | surrender charges if your surrender is |
        | because you have a terminal illness or |
        |     are confined to a "qualified"      |
        |        health care institution.        |
        |________________________________________|

Terminal Illness/Confinement
Also, where permitted by state law, we will waive the surrender charge upon a full surrender or one or more partial surrenders of your Contract in the event of (1) or (2) below:

(1) You become confined in a qualified institution for a period of at least 30 consecutive days after the Contract
Date, subject to the following:

o You must be a natural person (not a trust, corporation, or other legal entity).
o You must have been an owner of the Contract continuously since the Contract Date.
o You were not confined in a qualified institution at any time during the 60 day period just prior to the Contract
   Date.
o We receive a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

o A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:
   o medical treatment is available on a daily basis; and
   o daily medical records are kept for each patient.

(2) You contract a terminal illness after the Contract Date, subject to the following:

o You must be a natural person (not a Trust, Corporation, or other legal entity).
o You must have been an owner of the Contract continuously since the Contract Date.
o  You have less than 12 months to live.
o We must receive a written request for full or partial surrender together with a certificate from your attending physician stating your life expectancy and any other proof we may require.

o "Physician" means a medical doctor licensed in the United States who:
   o is operating within the scope of that license; and
   o is not you and is not related to you.

   ____________________________________________________
  |                                                    |
  |   The surrender charge may be reduced in certain   |
  |  circumstances, including in connection with sales |
  |    to groups or upon certain types of exchanges.   |
  |____________________________________________________|

Other Waivers or Reductions of Surrender Charge
The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a corporate pension plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser and will be based on reduced selling and other expenses.

The surrender charge may be modified for Contracts where the premium is a result of a transfer to or from:

o another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan,
o a certificate (account) under certain of our group retirement annuity contracts, or
o certain of our life insurance policies or annuity contracts.

In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

Premium Taxes
We will deduct any premium taxes imposed by state or local law when incurred, which could be:

o  at the Maturity Date,
o  when a total surrender occurs, or
o when premiums are paid (we do not currently deduct premium taxes when premiums are paid).

If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that your interest in the Investment Option bears to the Contract's total accumulation value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as your state of residency and the insurance laws and our status in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

         _____________________________________
        |                                     |
        |  The Funds pay investment advisory  |
        |       fees and other expenses.      |
        |_____________________________________|

Fund Expenses

There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund prospectuses.

BENEFITS UNDER THE CONTRACT

     __________________________________________________
    |                                                  |
    |    During the Pay-in Period, a death benefit     |
    | at least equal to premiums paid (less surrenders |
    |  and related surrender charges) will be paid to  |
    |   the Beneficiary upon the death of the Owner.   |
    |__________________________________________________|


Death Benefits
If you are the Annuitant and you die during the Pay-in Period, then a death benefit will be paid to your Beneficiary, but if you are not the Annuitant, and the Annuitant dies during the Pay-in Period, you will be treated
as the Annuitant until you name a new Annuitant.   If you are
not the Annuitant, and you are a trust or corporation or some other entity that is not a living person, and the Annuitant dies during the Pay-in Period, we will pay the death benefit to your designated Beneficiary. Disclosure related to prior Contracts' definition of contract owner and their provisions concerning death benefits are as shown in Appendix D.

Subject to state insurance law, the death benefit will be the greater of:

o the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charge associated with those partial withdrawals; or

o  the Contract's accumulation value on the date we receive
   Due Proof of Death.

This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of Carillon Account.

Until we receive Due Proof of Death and instructions, in the proper form, from your Beneficiaries, your Contract will remain allocated to the Subaccounts you chose, so the amount of the Death Benefit will reflect the investment performance of those Subaccounts during this period. If your Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive Due Proof of Death and instructions, in proper form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will continue to fluctuate with the investment performance of the Subaccounts you chose, until each Beneficiary has provided us instructions in the proper form..

If your spouse is your sole designated Beneficiary, the Contract will remain allocated to the Subaccounts you chose, even after we receive Due Proof of Death, until your spouse makes an election to either (1) continue the Contract as successor owner or (2) act as a beneficiary and choose a payment option. If you are holding the Contract in a name other than your own (i.e., as trustee of a trust), or if you designate a trust as your Beneficiary, you should consult a tax adviser concerning how this may affect your spouse's beneficiary rights under federal tax laws.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected. See page 2.

___________________________________________________________
|                                                          |
| You select the Maturity Date (when you stop paying | | premiums and start receiving annuity benefit payments) | | and may change it subsequently by giving us 30 days' |
|                     written notice.                      |
|__________________________________________________________|

Annuity Benefit Payments
Maturity Date-You may specify at the time of application the day that annuity benefit payments will commence under the Contract (the "Maturity Date"). You may change your Maturity Date at any time, provided we receive written notice of the change at least 30 days before the previously specified Maturity Date. The Maturity Date must be:

o  at least one month after the Contract Date
   (thirteen months after in New Jersey and New York);

o  the first day of a calendar month; and

o no later than the Annuitant's 95th (90th in New York) birthday (particular retirement plans and certain states may impose additional limitations).

Type of Income Payments-You may specify any proportion of your Contract's accumulation value (less premium taxes, if any) to be applied to a variable annuity or a fixed annuity. Variable annuity benefit payments will vary in accordance with the investment experience of the Subaccount(s) you select.

      ________________________________________________
     |                                                |
     | You select a fixed or variable annuity benefit |
     |  payment option at least 30 days prior to the  |
     |                  Maturity Date                 |
     |________________________________________________

At least 30 days before the Maturity Date, you must select how your Contract's accumulation value will be used to provide the monthly annuity benefit payments. If no selection is made, we will provide a fixed annuity with the proceeds of your accumulation value at maturity.

If the total accumulation value to be applied to an annuity benefit option, in the aggregate, is less than $5,000 ($2,000 in Massachusetts, New York and Texas), we will have the option of paying the accumulation value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the annuity benefit option selected, in the aggregate, is less than $50 ($20 in New York), we may change the payment frequency of annuity benefit payments to quarterly, semiannually or annually, or, depending on state law, we may have the option of paying the accumulation value in a lump sum.

Variable Annuity Benefit Payments
If you select a variable annuity, the amount of the first monthly annuity benefit payment will be based on your Contract's Investment Option allocation and will be obtained from the appropriate Option Table in your Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

Amount of Variable Annuity Benefit Payments - The amount of variable annuity benefit payments will depend not only upon the investment experience of the Subaccounts you select, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the annuity benefit option chosen. We guarantee that the annuity benefit payments:

o will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and

o will not be affected by the actual amount of expenses we incur in administering the Contract.

Because variable annuity benefit payments will vary with the investment results of the Subaccounts, the amounts of those payments cannot be predetermined.

           ____________________________________
          |                                    |
          | Fixed annuity benefit payments are |
          |  based on interest credited at a   |
          |          guaranteed rate.          |
          |____________________________________|

Fixed Annuity Benefit Payments
If you select a fixed annuity, the amount of the annuity benefit payments will be determined by applying the accumulation value you want to apply to a fixed annuity at rates at least as favorable as those in the applicable annuity Option Table, in accordance with the annuity benefit option elected. This will be done at the Maturity Date. The annuity Option Tables contained in your Contract state your minimum interest rate.

We guarantee the amount of fixed annuity benefit payments. The payment depends on the annuity benefit option elected, the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

No transfers may be made with respect to fixed annuity benefit payments.

_____________________________________________________________
|                                                           |
|A variety of annuity benefit payment options are available,| | including ones in which you receive payments for life | | or for the longer of life or a specified number of years | | and ones based on a single life or on the joint lives |
|                    of two or more people.                 |
|___________________________________________________________|


Annuity Benefit Payment Options - You may elect a fixed annuity, a variable annuity, or a combination fixed and variable annuity. All of the annuity benefit options listed below (except the alternate annuity option) are available as either fixed or variable annuities.

Up to 30 days before the Maturity Date, you may change the annuity benefit option. If an option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity benefit payments begin. The annuity benefit options include:

Option 1: Life Annuity-

o Nonrefund. We will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

o 5-Years Certain. We will make payments for at least five years, and after that during the lifetime of the Annuitant.
No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

o 10-Years Certain. We will make payments for at least 10 years, and after that during the lifetime of the Annuitant.
No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless you select a different option.)

o Installment Refund. We will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

Option 2: Joint and Survivor Life Annuity-

o Joint and Survivor Nonrefund. We will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant. It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

o Joint and Survivor with 10-Year Certain. We will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

Instead of a settlement in accordance with the annuity benefit options described above, you may choose an alternate type of fixed annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities we are issuing on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

If the Annuitant dies on or after the Maturity Date, but before annuity benefit payments have been made for a guaranteed period, if any, we will continue payments to the Beneficiary until the rest of the guaranteed payments have been made. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the annuity Option Table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.

THE GUARANTEED ACCOUNT

    ________________________________________________________
   |                                                        |
   | Interests in the Guaranteed Account are not securities | | and Union Central is not an investment company. |
   |________________________________________________________|


PREMIUMS ALLOCATED TO THE GUARANTEED ACCOUNT AND TRANSFERS TO THE GUARANTEED ACCOUNT BECOME PART OF OUR GENERAL ASSETS, WHICH SUPPORT OUR INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS UNION CENTRAL REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER UNION CENTRAL NOR ANY INTERESTS IN OUR GENERAL ASSETS GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND IT IS UNDERSTOOD THAT THE SEC STAFF HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION OF THE CONTRACT. DISCLOSURES REGARDING THE FIXED PORTION OF THE CONTRACT AND UNION CENTRAL, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES. For complete details regarding the fixed portion, see the Contract itself.

General Description
The Guaranteed Account is the value of the Contract that is part of our general assets, other than those allocated to separate investment accounts such as Carillon Account. You may elect to allocate all or part of your premiums to the Guaranteed Account, and you may also transfer values from your Variable Account to the Guaranteed Account. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas you bear the investment risk for amounts allocated or transferred to your Variable Account. We have sole discretion to invest our general assets, including assets funding the Guaranteed Account, subject to applicable law.

 __________________________________________________________
|                                                          |
| We guarantee that amounts you allocate to the Guaranteed | | Account will accumulate at a rate of at least the | | guaranteed rate stated in your Contract. We may credit |
|        more than the guaranteed rate of interest         |
|                    at our discretion.                    |
|__________________________________________________________|

Guaranteed Account Accumulations
We guarantee that we will credit interest to the Guaranteed Account at rate at least equal to the guaranteed rate stated in your Contract. Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed Account at such increased rates and in such a manner as we may determine. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE STATED IN YOUR CONTRACT WILL BE DETERMINED IN OUR SOLE DISCRETION.

We guarantee that, during the Pay-in Period, the Guaranteed
Account of the Contract will be at least equal to:
o the total of all net premiums allocated to the Guaranteed Account; plus

o the total of all amounts transferred to the Guaranteed Account from the Variable Account; minus

o  the total of all amounts transferred from the Guaranteed
   Account to the Variable Account (including the transfer fee); minus

o the total of any administration fees attributable to the Guaranteed Account; minus

o  the total of all partial surrenders from the Guaranteed
   Account (including any surrender charge); plus

o interest accumulated in the Guaranteed Account (the minimum guaranteed interest rate varies according to state law and is stated in your Contract).

     ____________________________________________________
    |                                                    |
    |  You may surrender all or part of your Guaranteed  |
    | Account during the Pay-in Period, but we may delay |
    | paying your surrender proceeds for up to 6 months. |
    |____________________________________________________|

Surrenders
You may surrender all or part of your Guaranteed Account value at any time during the Pay-in Period prior to the death of the Annuitant. We intend to pay surrender requests upon receipt but reserve the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 2.

   _______________________________________________________
  |                                                       |
  | Transfers from the Guaranteed Account to the Variable |
  | Account may be made during the Pay-in Period. No more |
  |  than the greater of 20% of your Guaranteed Account   |
  |  (as of the first day of the Contract Year) or $1,000 |
  |       may be so transferred in a Contract Year.       |
  |_______________________________________________________|

Transfers
Amounts may be transferred between the Guaranteed Account and subdivisions of the Variable Account, at any time during the Pay-in Period. During the Pay-in Period, you may transfer up to the greater of

o  20% of the value of your Guaranteed Account (as of the
   first day of the Contract Year), or
o  $1,000

to one or more subdivisions of your Variable Account each Contract Year. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

GENERAL MATTERS

      ___________________________________________________
     |                                                   |
     |  You designate a Beneficiary to receive benefits  |
     |  upon your death during the Pay-In Period or the  |
     | death of the Annuitant during the Pay-Out Period. |
     |___________________________________________________|

Designation of Beneficiary
The Beneficiary is the person (or persons) you designate as such in your application and is the person or persons to whom benefits will be paid during the Pay-In Period upon your death, or the Annuitant's, if you are an Owner in the form of a trust or a corporation, or any other form than a living person. During the Pay-Out Period, the Beneficiary is the person to whom any remaining benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, you may change the Beneficiary by providing us with written notice. Any change will be effective at the time you signed it. We will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

    _______________________________________________________
   |                                                       |
   | In the first 10 days after you receive your Contract, | | you may return it and receive a refund from which |
   |         surrender charges are not deducted.           |
   |_______________________________________________________

10-Day Right to Examine Contract
If you are not satisfied with the Contract, you may void it by returning it to us or our agent from which it was purchased within 10 days of receipt, or longer where required by state law. You will then receive a full refund of any premium paid, or, in certain states, the Contract's accumulation value.

Contract Owner's Inquiry
You may make inquiries concerning your Contract by calling us at(800) 319-6902, or writing c/o Annuity Administration, P.O.
Box 40888, Cincinnati, Ohio 45240.

Contract Owner's Reports
Each calendar year quarter you will be sent a report at your last known address showing the following information, as of the end of the current report period: accumulation value; cash surrender value; amount of interest credited to the Guaranteed Account; change in value of the Variable Account; premiums paid since the last report; partial cash surrenders; expense charges; and any other information required by law. You will also be sent an annual and a semi-annual report for each Portfolio underlying a subdivision to which you have allocated accumulation value, including a list of the securities held in each Portfolio. In addition, when you pay premium payments, or if you transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions. Confirmations of certain automated transactions will be included in the quarterly statement you receive. These include transactions such as applications of automatic premium payments, portfolio rebalancing, dollar cost averaging, and interest sweeps.

Please review your confirmations and quarterly statements carefully. If you find an error, please report it to us within 30 days of your receipt of the confirmation or statement.

FEDERAL TAX MATTERS

Introduction
The following discussion is general and is not intended as tax advice. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We make no representation about the likelihood of continuation of these federal income tax laws or of the current interpretations by the IRS. Moreover, we have made no attempt to consider any applicable state or other tax laws.

The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the Contract's accumulation value, on annuity benefit payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on our tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

 ___________________________________________________________
|                                                           |
| Gains inside an annuity contract are usually tax-deferred | | (if the contract owner is a natural person) until there | | is a surrender or receipt of annuity benefit payments or | | a death benefit payment. When taxed, those gains are |
|                 taxed as ordinary income.                 |
|___________________________________________________________|

Tax Status of Contracts
The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Code.

We believe that an annuity owner generally is not taxed on increases in the value of an annuity contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrenders), as annuity benefit payments under the annuity option elected, or as a death benefit payment. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity benefit payment or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

The following discussion applies generally to Contracts owned by natural persons.

In the case of a surrender, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which has been included in the individual's gross income. The "investment in the contract" can be zero, which is common with Qualified Contracts. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a partial surrender, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. The "investment in the contract" is not taxable when withdrawn. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

The recipient of an annuity benefit payment under the Contract is generally taxed on the portion of that payment that exceeds the investment in the Contract. For variable annuity benefit payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed annuity benefit payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the contract until the investment in the contract is recovered; the remainder of each payment is taxable. Once the investment in the contract is recovered, the entire amount of each payment is taxable.

      ____________________________________________________
     |                                                    |
     |  A 10% penalty tax may apply to gains distributed  |
     |         in a surrender prior to age 59 1/2.        |
     |____________________________________________________|

There may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. Common exceptions to the penalty tax are for surrenders

o  made on or after age 59 1/2,
o  made as a result of death or disability, or
o received in substantially equal installments as a life annuity.

Other exceptions may apply.

A transfer of ownership of an annuity contract, or designation of an annuitant who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. If you are contemplating any such transfer or assignment of your Contract, you should contact a competent tax adviser with respect to its potential tax effects.

       _________________________________________________
      |                                                 |
      |  Federal income tax withholding provisions may  |
      |        apply to certain distributions.          |
      |_________________________________________________|

Distributions from tax-sheltered annuities, qualified pension or profit sharing plans, and state or local government deferred compensation plans that are eligible for "tax-free rollover" will be subject to an mandatory 20% federal income tax withholding unless such amounts are directly rolled over to another eligible retirement plan (which includes individual retirement plans) permitted under the Code. Withholding for federal income taxes on annuity payments or distributions from Nonqualified Contracts is required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.

    ______________________________________________________
   |                                                      |
   |    You should seek legal and tax advice prior to     |
   | purchasing the Contract for use in a qualified plan. |
   |______________________________________________________|

Qualified Plans
The Contract may be used with several types of qualified plans. The tax rules applicable to participants in qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59 1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

Individual Retirement Annuities. Sections 219, 408 and 408A of the Code permit individuals or their employers to contribute to an individual retirement plan known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the IRS, is adopted and implemented by the employer.

State and Local Government Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.

     TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon:
   o termination of employment in the Texas public institutions of higher education,
   o  retirement, or
   o  death.
Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.

           _________________________________________
          |                                         |
          |  We pay brokers to sell the Contracts.  |
          |_________________________________________

DISTRIBUTION OF THE CONTRACTS

Carillon Investments, Inc. ("Carillon Investments," a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), is the principal underwriter of the Contracts. Carillon Investments is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. We will pay Carillon Investments an amount no more than 6% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. When the surrender charges are reduced, the amount paid to Carillon Investments will be less than 6% of premiums. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances.
 From time to time, we may pay or permit other promotional incentives, in cash or production credit or other compensation. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise. We may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may vary, will be made by us or Carillon Investments out of our own assets and will not affect the amounts you pay to purchase, hold or surrender your Contract.

Also, Carillon Investments receives .25% from FTVIPT Templeton Foreign Securities Fund, Class 2, .25% from Seligman Communications and Information Portfolio (Class 2), and .19% from Seligman Small-Cap Value Portfolio (Class 2), in the form of 12b-1 fees. Class 12b-1 shares of these funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. In addition to 12b-1 fees, we receive from some of our participating investment advisers annual revenue sharing of between .05% and .25% of subaccount assets for providing various shareholder support and marketing services.

          ____________________________________________
         |                                            |
         |  You instruct us how to vote Fund shares.  |
         |____________________________________________|

VOTING RIGHTS

To the extent required by law, we will vote the Portfolio shares held by Carillon Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding
Subaccounts of Carillon Account. However, if legal requirements should change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. During the Pay-in Period, the number of votes for which you have a right to give instructions will be determined by dividing your Contract's accumulation value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the Annuitant has the voting interest. The number of votes during the Pay-out Period will be determined by dividing the reserve for that Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to a Fund's shareholder
meeting.   We will vote Fund shares held in Carillon Account
as to which we receive no timely instructions in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

FINANCIAL STATEMENTS

Financial statements of Carillon Account and Union Central are included in the SAI which may be obtained without charge by writing us at: P.O. Box 40409, Cincinnati, Ohio 45240-
0409 or telephoning us at: 1-800-319-6902.





                    APPENDIX A (Accumulation Unit Values)

                          ACCUMULATION UNIT VALUES
               (for a unit outstanding throughout the period)*

                                         Year ended December 31,
                             2004    2003    2002    2001      2000      1999       1998 1997 1996 1995
AIM VARIABLE INSURANCE FUNDS

CAPITAL APPRECIATION
SUBACCOUNT
Accumulation unit value        $9.36   $8.89   $6.95     $9.30    $12.27  $10.00(3)
Number of accumulation
 units outstanding,
 end of period               784,273 859,121 910,348 1,052,236 1,124,278 610,330(6)

GROWTH SUBACCOUNT
Accumulation unit value        $4.58   $4.29   $3.31     $4.85  $7.43(6)
 Number of accumulation
 units outstanding,
 end of period               496,080 360,351 235,245   181,579   117,890

ALGER AMERICAN FUND

LEVERAGED ALLCAP SUBACCOUNT
Accumulation unit value        $8.58   $8.03   $6.03  $9.24(8)
 Number of accumulation
 units outstanding,
 end of period               88,864  76,155  25,325     5,254

MIDCAP GROWTH SUBACCOUNT
Accumulation unit value       $10.98   $9.83   $6.74  $9.68(8)
 Number of accumulation
 units outstanding,
 end of period              298,777 193,362  48,713    19,189

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.

INCOME & GROWTH SUBACCOUNT
Accumulation unit value        $9.28   $8.31   $6.51     $8.17  $9.03(6)
 Number of accumulation
 units outstanding,
 end of period               167,925 117,499  87,469    59,728    37,261

VALUE SUBACCOUNT
Accumulation unit value       $16.64  $14.73  $11.57    $13.40 $12.03(6)
 Number of accumulation
 units outstanding,
 end of period               465,871 433,220 414,793   341,588    35,931


                                         Year ended December 31,
                               2004      2003      2002      2001      2000

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
TEMPLETON FOREIGN SECURITIES
 SUBACCOUNT
Accumulation unit value         $14.04    $11.99     $9.18    $11.42    $13.76
 Number of accumulation
 units outstanding,
 end of period                 652,270   591,135   564,354   479,534   515,425

                                         Year ended December 31,
                               1999      1998      1997       1996      1995
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
TEMPLETON FOREIGN SECURITIES
 SUBACCOUNT
Accumulation unit value        $11.727   $10.893   $10.000(5)
 Number of accumulation
 units outstanding,
 end of period                 516,736   466,880   266,657

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
MFS VARIABLE INSURANCE TRUST
EMERGING GROWTH SUBACCOUNT
Accumulation unit value           $14.04     $12.59     $9.78      $14.96     $22.77
 Number of accumulation
 units outstanding,
 end of period                 1,170,724  1,326,242  1,485,091  1,863,345  2,203,282

                                         Year ended December 31,
                               1999       1998     1997        1996      1995
MFS VARIABLE INSURANCE TRUST
EMERGING GROWTH SUBACCOUNT
Accumulation unit value          $16.431  $12.409  $10.000(5)
 Number of accumulation
 units outstanding,
 end of period                 1,778,952  855,018    224,193

                                         Year ended December 31,
                               2004      2003      2002      2001      2000

HIGH INCOME SUBACCOUNT
Accumulation unit value        $14.88     $13.80    $11.85    $11.69     $11.60
 Number of accumulation
 units outstanding,
 end of period                 507,328   484,014   455,157   536,804   546,223

                                         Year ended December 31,
                               1999       1998     1997        1996      1995
HIGH INCOME SUBACCOUNT
Accumulation unit value        $11.961   $12.139   $10.841   $10.000(2)
 Number of accumulation
 units outstanding,
 end of period                 569,104   442,315   269,398   108,723

                    ACCUMULATION UNIT VALUES
         (for a unit outstanding throughout the period)*

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
INVESTORS TRUST SUBACCOUNT
Accumulation unit value           $15.67      $14.24      $11.81      $15.12      $18.22
 Number of accumulation
 units outstanding,
 end of period                 1,056,027   1,266,222   1,618,398   1,977,404   2,253,751

                                         Year ended December 31,
                               1999        1998        1997        1996        1995
INVESTORS TRUST SUBACCOUNT
Accumulation unit value          $17.531     $14.521     $11.352   $10.000(2)
 Number of accumulation
 units outstanding,
 end of period                 2,643,372   1,960,448   1,002,705     425,068

                                         Year ended December 31,
                             2004    2003    2002    2001    2000      1999       1998 1997 1996 1995

NEW DISCOVERY SUBACCOUNT
Accumulation unit value        $8.41   $7.99   $6.05   $8.96 $9.55(6)
 Number of accumulation
 units outstanding,
 end of period               397,753 338,917 247,919 170,528  108,257

TOTAL RETURN SUBACCOUNT
Accumulation unit value       $13.11  $11.92  $10.38  $11.08   $11.19  $10.00(3)
 Number of accumulation
 units outstanding,
 end of period               440,734 387,133 376,462 314,618  196,353  141,613

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
GUARDIAN SUBACCOUNT
Accumulation unit value       $10.10   $8.83   $6.78   $9.34 $9.60(6)
 Number of accumulation
 units outstanding,
 end of period               478,003 364,534 278,742 126,870  47,444

OPPENHEIMER VARIABLE
ACCOUNT FUND
GLOBAL SECURITIES SUBACCOUNT
Accumulation unit value       $10.69   $9.08   $6.43   $8.36 $9.62(6)
 Number of accumulation
 units outstanding,
 end of period               287,133 213,656 138,982  73,226  47,115

MAIN STREET  SUBACCOUNT
Accumulation unit value        $8.73   $8.07   $6.45   $8.04 $9.06(6)
 Number of accumulation
 units outstanding,
 end of period               473,852 480,305 380,438 263,546 107,667

                                         Year ended December 31,
                               2004        2003        2002        2001        2000
SCUDDER VARIABLE SERIES I

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value           $24.54      $23.01      $18.36      $26.25      $32.96
 Number of accumulation
 units outstanding,
 end of period                 1,197,372   1,350,544   1,588,747   2,035,301   2,478,523

                                         Year ended December 31,
                               1999        1998        1997        1996        1995
CAPITAL GROWTH SUBACCOUNT
Accumulation unit value          $27.733     $22.803     $17.041     $14.394    $11.351
 Number of accumulation
 units outstanding,
 end of period                 2,505,505   2,278,985   1,896,320   1,593,634  1,162,999

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
INTERNATIONAL SUBACCOUNT
Accumulation unit value           $19.05      $16.55      $13.12      $16.27      $23.82
 Number of accumulation
 units outstanding,
 end of period                   930,525   1,025,045   1,226,696   1,467,192   1,741,435

                                         Year ended December 31,
                               1999        1998        1997        1996        1995
INTERNATIONAL SUBACCOUNT
Accumulation unit value           $20.18     $17.256     $16.054     $14.192     $12.958
 Number of accumulation
 units outstanding,
 end of period                 1,683,640   1,695,187   1,669,242   1,564,591   1,220,160

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
MONEY MARKET SUBACCOUNT
Accumulation unit value           $19.18      $19.25      $19.35      $19.29      $18.80
 Number of accumulation
 units outstanding,
 end of period                   442,132     638,133     931,730   1,140,682   1,050,647

                                         Year ended December 31,
                               1999      1998      1997      1996      1995
MONEY MARKET SUBACCOUNT
Accumulation unit value         $17.28   $16.627   $16.028   $15.468   $14.850   $14.526
 Number of accumulation
 units outstanding,
 end of period                 695,976   489,588   433,296   477,679   368,444   280,575

                                         Year ended December 31,
                             2004    2003    2002    2001     2000     1999     1998 1997 1996 1995
SELIGMAN PORTFOLIOS, INC.

COMMUNICATIONS & INFORMATION
 SUBACCOUNT
Accumulation unit value        $8.91   $8.14   $5.72 $9.09(8)
 Number of accumulation
 units outstanding,
 end of period               113,376  95,331  48,328  32,659

                  ACCUMULATION UNIT VALUES
         (for a unit outstanding throughout the period)*

                                         Year ended December 31,
                            2004      2003      2002      2001      2000      1999      1998 1997 1996 1995
SMALL-CAP VALUE SUBACCOUNT
Accumulation unit value        $17.57    $14.87    $10.07 $12.07(8)
 Number of accumulation
 units outstanding,
 end of period                558,959   419,945   263,921    87,793

SUMMIT MUTUAL FUNDS, INC.
BALANCED INDEX SUBACCOUNT
Accumulation unit value        $10.41     $9.80     $8.43     $9.62    $10.18 $10.00(1)
 Number of accumulation
 units outstanding,
 end of period              1,001,895 1,066,099 1,167,083 1,274,745 1,363,063 1,590,562

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
BOND SUBACCOUNT
Accumulation unit value           $36.45      $35.39      $33.11      $31.71      $30.05
 Number of accumulation
 units outstanding,
 end of period                   832,890     888,453     925,826     826,083     722,402

                                         Year ended December 31,
                               1999      1998      1997      1996      1995
BOND SUBACCOUNT
Accumulation unit value          $29.003     $27.584     $25.210     $23.865     $20.341
 Number of accumulation
 units outstanding,
 end of period                   840,552   1,011,680     766,722     672,511     574,421

                                         Year ended December 31,
                            2004      2003      2002      2001      2000      1999     1998 1997 1996 1995
EAFE INTERNATIONAL INDEX
SUBACCOUNT
Accumulation unit value        $15.41 $13.22(9)
 Number of accumulation
 units outstanding,
 end of period                 70,287   13,452

LEHMAN AGGREGATE BOND
INDEX SUBACCOUNT
Accumulation unit value        $10.24 $10.01(9)
 Number of accumulation
 units outstanding,
 end of period                 74,771   34,419

NASDAQ-100 INDEX SUBACCOUNT
Accumulation unit value         $4.00     $3.68     $2.51     $4.06 $6.15(6)
 Number of accumulation
 units outstanding,
 end of period              1,361,584 1,303,124   802,205   756,790  342,818

RUSSELL 2000 SMALL CAP
INDEX SUBACCOUNT
Accumulation unit value        $12.52    $10.77     $7.46     $9.56 $9.54(6)
 Number of accumulation
 units outstanding,
 end of period                840,238   733,594   549,744   419,734  122,306

S&P MIDCAP 400 INDEX
 SUBACCOUNT
Accumulation unit value        $15.70    $13.73    $10.32    $12.31   $12.62 $10.00(3)
 Number of accumulation
 units outstanding,
 end of period              1,445,047 1,353,386 1,203,214 1,030,616  706,111  264,810

                                         Year ended December 31,
                               2004       2003        2002        2001        2000
S&P 500 INDEX SUBACCOUNT
Accumulation unit value           $18.35      $16.84      $13.32      $17.41      $20.12
 Number of accumulation
 units outstanding,
 end of period                 3,171,141   3,377,086   3,647,640   4,297,888   4,914,336
Payout unit value                 $18.35      $16.84      $13.32      $17.41
Number of payout
 units outstanding,
 end of period                       195         280         367         458

                                         Year ended December 31,
                               1999        1998        1997        1996        1995
S&P 500 INDEX SUBACCOUNT
Accumulation unit value          $18.876     $14.878     $11.375   $10.00(2)
 Number of accumulation
 units outstanding,
 end of period                 4,969,188   3,469,857   2,041,455    869,681
Payout unit value
Number of payout
 units outstanding,
 end of period

                                         Year ended December 31,
                               2004        2003        2002        2001        2000
ZENITH SUBACCOUNT
Accumulation unit value           $63.55      $56.06      $41.87      $55.13      $50.18
 Number of accumulation
 units outstanding,
 end of period                   723,144     758,484     840,714     933,412     962,488
Payout unit value                 $63.55      $56.06      $41.87      $55.13      $50.18
Number of payout
 units outstanding,
 end of period                   4715.14       5,193       5,690       6,147       6,766

                                         Year ended December 31,
                               1999        1998        1997        1996        1995
ZENITH SUBACCOUNT
Accumulation unit value          $41.397     $49.527     $41.682     $33.969      $27.147
 Number of accumulation
 units outstanding,
 end of period                 1,334,722   2,575,127   2,907,000   2,723,705   2,337,986
Payout unit value                 $41.72     $41.397     $49.527     $41.682     $33.969
Number of payout
 units outstanding,
 end of period                     7,689       8,295       8,952       9,142       9,796

                ACCUMULATION UNIT VALUES
       (for a unit outstanding throughout the period)*

                                                          Year ended December 31,
                                        2004      2003      2002  2001  2000  1999 1998 1997 1996 1995
UNIVERSAL INSTITUTIONAL FUNDS, INC.
CORE PLUS FIXED INCOME SUBACCOUNT
Accumulation unit value                  $10.47  $10.16(9)
 Number of accumulation
 units outstanding,
 end of period                           48,281    20,581

U.S. REAL ESTATE SUBACCOUNT
Accumulation unit value                  $17.36  $12.89(9)
Number of accumulation
 units outstanding, end of period       163,334    67,096

*Due to changes in accounting practices, values are no longer calculated to the thousandth place, and "accumulation unit values at end of period" are no longer separately provided.

(1) Commencement of operations was May 3, 1999.
    Assets of Carillon Capital subaccount were transferred to the Carillon Balanced Index Subaccount on
    October 29, 1999.
(2) Commencement of operations was May 1, 1996.
(3) Commencement of operations was May 3, 1999.
(5) Commencement of operations was May 3, 1999. Assets of American Century Investments Capital Appreciation subaccount were transferred to the AIM Capital
    Appreciation subaccount on October 29, 1999.
(6) Commencement of operations was May 1, 2000, with a beginning accumulation unit value of $10.00.
(8) Commencement of operations was May 1, 2001, with a beginning accumulation unit value of $10.00.
(9) Commencement of operations was May 1, 2003, with a beginning accumulation unit value of $10.00.


APPENDIX B--IRA DISCLOSURE STATEMENT

Part I of this statement is designed to help you understand the requirements, as they exist for tax years beginning on and after January 1, 2005, of federal tax law which apply to your traditional Individual Retirement Annuity (traditional IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one purchased by your spouse (see Spousal IRAs below). Part II describes the requirements for your SIMPLE-IRA, and Part III describes the requirements for your Roth IRA. You can obtain more information regarding your IRA either from your sales representative or from any district office of the IRS, or by obtaining Publication 590 from IRS by calling 1-800-829-FORM or going to the following internet address: www.irs.gov.

Seven-day Review Period

Under federal law, you have seven days after you sign your application to review this statement and the prospectus without obligation. You may have a longer period under state law. If you notify us or your sales representative either orally or in writing within the applicable period that you want to revoke your application, your entire purchase payment will be refunded to you.
 Our address and telephone number are as follows:

The Union Central Life Insurance Company
1876 Waycross Road
Cincinnati, Ohio 45240
Telephone: (513) 595-2728 - 8:15 a.m.- 4:30 p.m.
           (Eastern Time Zone)


Part I.  Traditional IRA and SEP-IRA

Eligibility Requirements

If neither you, nor your spouse, is an active participant (see A. below) you may make a contribution of up to the lesser of $4,000 or 100% of compensation and take a deduction for the entire amount contributed. (Combined contributions to a traditional IRA and Roth IRA may not exceed $4,000 for the taxable year.) However, a catchup contribution is allowed for you if you have attained age
50. If you qualify for the catchup contribution, your maximum contribution limit is increased $500 to $4,500 for the calendar year 2005. If you or your spouse are an active participant but have a combined adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse are an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is scaled down and eventually eliminated.

A. Active Participant
You are an "active participant" for a year if you are covered by a retirement plan during any part of that year. Generally, you are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a tax-sheltered annuity arrangement, a 401(k) plan, a simplified employee pension plan (SEP), a SIMPLE plan, or a pension plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant in a retirement plan. (This includes Keogh/H.R. 10 plans.) Your Form W-2 for the year should indicate your participation status.

You may be an active participant even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as

o an Armed Forces Reservist, for less than 90 days of active service; or
o a volunteer firefighter covered for firefighting service by a government plan, which will not provide more than $1,800 per year at age 65.

Of course, if you are covered in any other plan, these exceptions do not apply.

If your spouse is an active participant, by employing similar rules as above to his or her situation, but you are not, deductibility for your traditional IRA will be phased out as described below, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)
If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the "Threshold Level," you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold Level is $55,000 for taxable years beginning in 2005. The Threshold Level if you are married and file a joint tax return is $70,000 for taxable years beginning in 2005, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $55,000 for 2005. The Threshold Level is established for future years as follows:

                         Joint Returns
                                            The applicable
For taxable years beginning in:            Threshold Level
----------------------------------------------------------
                 2004                         $65,000
                 2005                         $70,000
                 2006                         $75,000
                 2007 and thereafter          $80,000

                     "Single" Returns
                                            The applicable
For taxable years beginning in:            Threshold Level
----------------------------------------------------------
                 2004                         $45,000
                 2005 and thereafter          $50,000

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI -Threshold Level) is called your Excess AGI.
 The Maximum Allowable Deduction is $4,000 (or $4,500 if you have attained age 50).

You can estimate your Deduction Limit as follows:


$10,000 - Excess AGI
-------------------- X Maximum Allowable Deduction = Deduction Limit
     $10,000


You must round down the result to the next lowest $10 level (the next lower number which ends in zero). For example, if the result is $1,524, you must round it down to $1,520. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

If you and your spouse file a joint tax return, and only one of you is an active participant, the applicable Threshold Level for the one who is not an active participant is $150,000 and the denominator of the fraction given above remains at $10,000.

Deductible Contributions

If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible up to the deduction limit whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you are required to file your income tax return for such year (i.e., April 15 if you are a calendar-year taxpayer) not including extensions.

Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 25% of your compensation, but not more than $42,000 in 2005 (adjusted for
inflation).    Under certain circumstances an employee may elect
to have the employer make salary-reduction contributions to a SEP.
 For 2005, the maximum elective deferral is $14,000. However, a catchup contribution is allowed for individuals who have attained age 50. The maximum contribution limit is increased $4,000 to $18,000 for calendar year 2005. Employer contributions to a SEP-IRA are excludable from your gross income rather than being deductible.

If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, an excise tax will be imposed on the excess for the tax year of contribution. The excise tax is equal to 6% of the excess contributions.

Once the excise tax has been imposed, an additional excise tax for the following tax year can be avoided if the excess is:

o  withdrawn before the end of the following year, or
o  treated as a current contribution for the following year.

No deductible contribution to your traditional IRA nor employee salary-reduction contribution to your SEP-IRA may be made by you during or after the tax year in which you attain age 70 1/2.

Nondeductible Contributions

Even if you are above the Threshold Level and thus may not make a deductible contribution, you may still contribute up to the lesser of 100% of compensation or $4,000 (or $4,500 if you have attained age 50) to a traditional IRA. The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS by including Form 8606 as a part of your tax return for the year.
There is a $50 penalty for failure to file Form 8606, titled
"Nondeductible IRA and Coverdell ESAs."

You may make a $4,000 contribution at any time during the year, if your compensation for the year will be at least $4,000, (or $4,500 if you have attained age 50) without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

No non-deductible contribution to your traditional IRA may be made by you during or after the tax year in which you attain age 70
1/2.

Spousal IRAs

Your spouse may make a contribution to a spousal IRA if he or she files a joint tax return with you and his or her gross income (if any) for the taxable year is less than yours. The maximum amount allowable as a contribution to the spousal IRA is limited to the lesser of (a) $3,000, and (b) the total of both spouses' gross income reduced by the amount, if any, contributed for your own IRA and your own Roth IRA. This means that the total contributions that can be made to your and your spouse's IRAs can be as much as $6,000 for the taxable year. However, a catchup contribution is allowed for your spouse if your spouse has attained age 50. If your spouse qualifies for the catchup contribution, your spouse's maximum contribution is increased $500 to $3,500 for calendar year 2004. Thus, the maximum contribution that can be made for you and your spouse's IRAs if you both have attained age 50 is $7,000 for the taxable year 2004.

The amount which your spouse may deduct for a spousal IRA is limited by application of the rules for active participation as described in "Eligibility Requirements," above.

You may not make a contribution to your traditional IRA for any tax year during which and after you attain age 70 1/2. Your spouse, however, may make contributions to his or her spousal IRA until the tax year in which he or she reaches age 70 1/2 if the other conditions mentioned in the previous paragraphs are met.

Rollover Contributions

Once every year, you are permitted to withdraw any portion of the value of your traditional IRA or SEP-IRA and reinvest it in another traditional IRA, a qualified plan, a Section 403(a) annuity, an eligible Section 457 governmental plan (provided it agrees to separately account for funds received from an eligible retirement plan) and another Section 403(b) annuity (TSA). Also, certain withdrawals made from such plans may be contributed to your traditional IRA. This transfer of funds from one traditional IRA to another eligible retirement plan is called a "rollover".
To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in a traditional IRA or other eligible plan within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA or other eligible plan also is permitted. Such direct transfers are not limited to one per year.

A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TSA and HR-10 plans). Distributions from tax-sheltered annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Internal Revenue Code. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-IRA contributions.

Premature Distributions

At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan or borrow on your IRA or SEP-IRA. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includible in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA or SEP-IRA.
 In the case of a surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includible in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions described in the following sentences. The 10% penalty does not apply to:

  o an amount equal to unreimbursed medical expenses in excess of 7.5% of your Adjusted Gross Income (AGI), or
  o amounts withdrawn to pay for medical insurance for you and your spouse and dependents if you have separated from employment and received unemployment compensation for at least 12 consecutive weeks, and the withdrawal is made in the year unemployment compensation is received or in the following year, or
  o surrenders for "qualified higher education expenses," or
  o a withdrawal up to $10,000 which is a "qualified first-time home distribution."

Qualified higher education expenses include tuition, as well as room and board, fees, books, supplies and equipment required for enrollment or attendance at a post-secondary education institution. Such qualified higher education expenses may be incurred by you or your spouse, or any child or grandchild of you or your spouse. A qualified first-time home distribution is one which is used within 120 days to rebuild, build or buy your principal residence or the principal residence of your spouse, child, grandchild or ancestor in a situation in which you or your spouse did not have any ownership interest in a principal residence in the two years ending on the date of acquisition of the residence at issue.

There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary, and there is no 10% penalty for payments due to your death.

The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable to such excess contribution.
 However, the net income must be reported and may be subject to the 10% penalty tax. Unless you are 59 1/2, totally disabled, or meet the limited exceptions mentioned in the previous paragraphs, a 10% penalty tax will be imposed on the part of an excess contribution greater than the maximum contribution limit which is withdrawn after your tax filing date.

Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:


(Nondeductible Contributions Balance) divided by (Year-end total of traditional IRA account balances plus distribution amount plus outstanding rollovers) times Total Distributions for the year equals Nontaxable Distribution for the year.


To compute the year-end total of traditional IRA account balances you treat all of your traditional IRAs as a single IRA. This includes all traditional IRAs, as well as SEP-IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Distributions

A. Inadequate or Underdistributions - 50% Tax
Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 of the calendar year following the calendar year in which you attain age 70 1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated, and for each succeeding year a distribution must be made on or before December 31. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

B. Distribution Forms
By the required beginning date, you may elect to have the balance in the account disbursed in one of the following forms:
o  a single sum payment;
o  equal or substantially equal payments over your life;
o equal or substantially equal payments over the lives of you and your designated beneficiary;
o equal or substantially equal payments over a specified period that may not be longer than your life expectancy;
   or
o equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated beneficiary.

C. Death Benefits
o If you die before your entire interest is distributed, the entire remaining interest will be disbursed as follows:

o If you die on or after disbursements have begun under B., the entire remaining interest must be disbursed at least as rapidly as elected under B.

o If you die before disbursements have begun under B., the entire remaining interest must be disbursed as elected by you or, if you have not so elected, as elected by the beneficiary or beneficiaries, as follows:

   o by December 31st of the year containing the fifth anniversary of your death; or

   o in equal or substantially equal payments over a period no longer than the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31st of the year following the year of your death. If, however, the beneficiary is your surviving spouse, then this disbursement is not required to begin before December 31st of the year in which you would have turned 70 1/2.

The life expectancies described above will be calculated as of December 31 of the year following your death and will be reduced by one for each subsequent year for non-spouse beneficiaries. The life expectancy of a spouse beneficiary will be recalculated each subsequent year until the spouse's death. For each year after the year of the spouse's death, the spouse's remaining life expectancy will be reduced by one. If your spouse is your sole designated beneficiary on your death, such spouse may elect to be treated as you, the person originally establishing this IRA, or delay distributions until you would have reached age 70 1/2.

Prototype Status

The IRS reviewed the format of your IRA, and issued an opinion letter to us on May 19, 1986, stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the IRS. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

IRS regulations require us to report certain information to you with respect to the amount required to be distributed from your IRA for each calendar year after you attain age 70 1/2. (This reporting is not required with respect to IRAs of deceased owners.
 Also, this reporting is not required for Roth IRAs because there are no lifetime minimum distributions required for Roth IRAs.)

In compliance with the regulations, we will furnish you with a statement of the amount of the required minimum distribution and the date by which such amount must be distributed. As an alternative, we may provide you with a statement that 1) informs you that a minimum distribution is required for the calendar year and the date by which such amount must be distributed and 2) includes an offer to furnish you, upon request, with a calculation of the amount of the required minimum distribution with respect to your IRA for that calendar year. Beginning with required minimum distributions for calendar year 2004, when we report this information to you we will also be required to report similar information to the IRS.

Part II.  SIMPLE-IRA
A SIMPLE-IRA is one that is issued in conjunction with your employer's "savings incentive match plan for employees" (SIMPLE-IRA plan) which meets the requirements of Section 408 (p) of the Internal Revenue Code (Code). You should consult with your employer concerning the actual provisions of the SIMPLE-IRA plan pertaining to participation requirements, the amount of employee and employer contributions and other SIMPLE-IRA plan provisions. The following discussion concerns your SIMPLE-IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, above or the discussion in Part III of Roth IRA, unless otherwise noted.

Contributions

Your SIMPLE-IRA will accept only a cash contribution made by an employer on your behalf under a SIMPLE-IRA plan that meets the requirements of Section 408(p) of the Code, and a rollover contribution or a transfer of assets from another SIMPLE-IRA of yours. No other contributions will be accepted.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Rollovers and Transfers

Prior to the expiration of the two-year period beginning on the date you first participated in any SIMPLE-IRA plan maintained by your employer, any rollover or transfer by you of funds from this SIMPLE-IRA must be made to another SIMPLE-IRA of yours. Any distribution of funds to you during this two-year period may be subject to a 25% additional tax as a premature distribution if you do not roll over the amount distributed into a SIMPLE-IRA. After the expiration of this two-year period, you may roll over or transfer funds to any of your IRAs that are qualified under
Section 408(a), (b) or (p) of the Code.

Premature Distributions, Distributions and Reporting to the IRS

Rules similar to those pertaining to SEP-IRAs as discussed in Part I, above, in relation to premature distributions and distributions generally apply to your SIMPLE-IRA. See the section entitled "Reporting to the IRS" in Part I for an appropriate discussion of those requirements.

Prototype Status

The IRS reviewed the format of your SIMPLE-IRA and issued an opinion letter to us on September 26, 1997, stating that your Contract qualifies as a prototype SIMPLE-IRA.

Part III.  Roth IRA

A Roth IRA must meet the requirements of Section 408A of the Code.
 The following discussion concerns your Roth IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, or the discussion of the SIMPLE-IRA in Part II, above, unless otherwise noted.

Contributions

If your Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in Section 408A(e) of the Code, it will accept only cash contributions and only up to a maximum amount of $4,000 for your 2005 tax year.
(The aggregate amount of contributions for all of your Roth IRAs and traditional IRAs may not exceed $4,000.) If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted. Contributions may be made even after you attain age 70 1/2.

However, a catchup contribution is allowed for you if you have attained age 50. If you qualify for the catchup contribution, your maximum contribution limit is increased $500 to $4,500 for the calendar year 2004.

A Roth Conversion IRA is a Roth IRA that accepts only IRA
Conversion Contributions made during the same tax year.

IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a non-Roth IRA to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code, other than a Roth IRA.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Limitations on Contributions

The $4,000 (or $4,500 if you have attained age 50) limit described in the previous section is gradually reduced to $0 between certain levels of Adjusted Gross Income ("AGI"). If you are single, the limit on annual contributions is phased out between AGI of $95,000 and $110,000; if you are married and file jointly, between AGI of $150,000 and $160,000; and if you are married and file separately, between $0 and $10,000. You may not make an IRA Conversion Contribution during a tax year if your AGI for that year exceeds $100,000 or if you are married and file a separate return for that tax year. Roth IRA contributions must be made no later than the time you file your income tax return for that year (i.e., April 15, if you are a calendar year taxpayer) with no extensions.

If you should contribute more than the maximum contribution amount to your Roth IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your Roth IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for each tax year. (See Reporting to the IRS in Part I, above.).

Tax Treatment of Contributions

No federal tax deduction is allowed for your contributions to a Roth IRA.

Required Distribution on Benefits (Required Only Upon Your Death)

(The term "designated beneficiary" means any individual designated as beneficiary by you.)

A. If you die before your entire interest is distributed and your surviving spouse is not your sole designated beneficiary, the entire remaining interest will at your election, or if you have not so elected, at the election of the designated beneficiary, either:

   (1) be distributed by December 31 of the year containing the fifth anniversary of your death;
       or
   (2) be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following your death.
      If distributions do not begin by the date described above, distribution method (1) will apply.

B. In the case of distribution method (A)(2) above, to determine the minimum annual payment for each year, divide your entire interest as of the close of business on December 31 of the preceding year, by the life expectancy of the designated beneficiary, using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence, and subtract one for each subsequent year.

C. If your spouse is your sole designated beneficiary on your death, such spouse may elect to be treated as you, the person originally establishing this Roth IRA, or delay distributions until you would have reached age
   70 1/2.

Taxation of Distributions

A distribution from your Roth IRA is not includible in income if it is a "qualified distribution." A "qualified distribution" is one that is made after the first five years beginning with the first tax year in which you made a contribution to your Roth IRA, and which is made when you are at least age 59 1/2 or totally disabled or to your beneficiary or your estate upon your death or due to a qualified first-time home distribution. (See the discussion under the Premature Distributions section of Part I, above, concerning what a qualified first-time home distribution is.)

If a distribution from your Roth IRA is not a qualified distribution as described in the previous paragraph, it will be includible in your income to the extent that it is not treated as made from a contribution. This is determined by adding your current distribution to the total amount of all previous distributions and comparing this total with the amount of your contributions to your Roth IRA.

If, within the 5 year period starting with the year of a Conversion Contribution, any part of a withdrawal from this Roth
IRA is from the taxable part of an amount converted, the 10% tax on premature distributions applies, unless one of the exceptions applies.

For purposes of determining the correct tax treatment of withdrawals (other than the withdrawal of excess contributions and the earnings on them), the following rule sets forth the order of withdrawal:

   1. Regular contributions;
   2. Conversion Contributions, on a first-in-first-out basis, and then taken account of as the taxable portion first and then the nontaxable portion;
   3. Earnings on contributions.

As with a Traditional IRA, you may not use your Roth IRA as a security for a loan or borrow on your Roth IRA.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA, for example, going from a Roth IRA to a traditional IRA. This is called recharacterizing the contribution.

To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. The contribution will not be treated as having been made to the second IRA unless the transfer includes any net earnings allocable to the contribution. After the transfer has taken place, you cannot change your election to recharacterize.

You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made. No deduction is allowed for the contribution to the first IRA and any net earnings transferred with the recharacterized contribution are treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent that any deduction was allowed with respect to the contribution to the first IRA.

Prototype Status

Your Roth IRA is deemed to meet the statutory requirement for a Roth IRA pursuant to IRS guidelines.

               APPENDIX C - DISCLAIMERS

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Fund and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index or data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any data included therein, or any security (or combination thereof) comprising the index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index or any data or any security (or combination thereof) included therein.

"Standard & Poor's(R)", "S&P(R), "S&P 500(R)", "Standard & Poor's 500(R)", "500," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's.
 See further discussion in the Summit Fund prospectus.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Union Central Life Insurance Company (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R).
The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

APPENDIX D

The Contract in use through 2001, and still in use in Vermont and New York, is Union Central Form 2617. This contract form contains different provisions concerning contract ownership and death benefit payments. Below is the prospectus disclosure language that accompanied use of Form 2617.

The following definition of contract owner substitutes for the definition on page CA-4:

"Contract Owner ("You") - During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the owner in the Contract or as subsequently changed. During the Pay-out Period, the Annuitant is the Contract Owner. After the Annuitant's death, the beneficiary is the Contract Owner. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner."

The following provision substitutes for the language under "Annuity Benefit Payments" on pages CA-6:

"Annuity Benefit Payments

You can choose among a variety of types of fixed and variable annuity benefit payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and the Annuitant was the Contract Owner or the Contract Owner is still living, then we will pay the beneficiary a death benefit equal to the greater of:

  o the Contract's accumulation value, or
  o the sum of all premiums paid less any amounts deducted in connection with partial surrenders."

The following provision substitutes for the language under "Death
Benefits" on pages CA-23:

"Death Benefits

If the Annuitant is the Contract Owner and dies during the Pay-in Period, or if the Annuitant dies during the Pay-in Period while the Contract Owner is living, then a death benefit will be paid to the Beneficiary. Subject to state insurance law, the death benefit will be the greater of:

  o the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charge associated with those partial withdrawals; or
  o the Contract's accumulation value on the date we receive Due Proof of Death.

This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of Carillon Account.

If a Contract Owner who is not the Annuitant dies during the Pay-in Period and while the Annuitant is living, we normally will pay the Contract's accumulation value (measured as of the date we receive Due Proof of Death and instructions from your Beneficiary(ies) in proper form) to the Contract Owner's estate or to a successor Contract Owner. However, if the Contract Owner's spouse is the designated beneficiary under the Contract, that spouse will become the Contract Owner and no distribution will be required as a result of the death of the original Contract Owner.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected. "

CA-1


CA-44